UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2023

HEALTH SCIENCES ACQUISITIONS CORPORATION 2

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39421	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

40 10th Avenue, Floor 7, New York, New York, 10014

(Address of Principal Executive Offices) (Zip Code)

(646) 597-6980

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	HSAQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on January 24, 2023, Health Sciences Acquisitions Corporation 2, a Cayman Islands exempted company (the “Company” or “HSAC2”), convened an extraordinary general meeting of its shareholders (the “Meeting”) to consider and vote upon, among other things, the previously announced Business Combination (as defined below) of HSAC Olympus Merger Sub, Inc., a Delaware corporation and a majority-owned subsidiary of HSAC2 (“Merger Sub”), with Orchestra BioMed, Inc., a Delaware corporation (“Orchestra”).

At the Meeting, the Company’s shareholders approved, among other items, the Orchestra BioMed Holdings, Inc. 2023 Equity Incentive Plan (the “Equity Incentive Plan”). A description of the material terms of the Equity Incentive Plan is included in HSAC2’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2022 (the “Proxy Statement/Prospectus”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Incentive Plan, the form of which is attached as Annex D, to the Proxy Statement/Prospectus and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed on July 5, 2022 by HSAC2 with the SEC, HSAC2 entered into an Agreement and Plan of Merger, dated as of July 4, 2022 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 21, 2022 and Amendment No. 2 to the Agreement and Plan of Merger, dated as of November 21, 2022 (the “Merger Agreement”)), with Merger Sub and Orchestra, pursuant to which, among other things, HSAC2 will be domesticated as a Delaware corporation and will be renamed “Orchestra BioMed Holdings, Inc.” (“New Orchestra”) and, promptly thereafter, Merger Sub will be merged with and into Orchestra with Orchestra surviving the merger as a wholly owned subsidiary of New Orchestra (the “Business Combination”).

On August 8, 2022, HSAC2 filed a Registration Statement on Form S-4 (the “Registration Statement”), which includes the Proxy Statement/Prospectus, with the SEC in connection with the Business Combination. On December 16, 2022, the Registration Statement was declared effective by the SEC.

On January 24, 2022, HSAC2 held the Meeting, in connection with the proposals set forth in the Proxy Statement/Prospectus. The Meeting was held at 10:30 a.m. Eastern Time at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, NY 10154 USA and virtually via live webcast at https://www.virtualshareholdermeeting.com/HSAQ2022SM2.

On December 7, 2022, the record date for the Meeting, there were 11,212,117 ordinary shares, par value $0.0001 per share, of HSAC2 (“HSAC2 Ordinary Shares”) outstanding and entitled to vote at the Meeting. At the Meeting, there were 9,777,562 shares voted by proxy or in person, which is 87.20% of the total HSAC2 Ordinary Shares outstanding on the record date for the Meeting and therefore constituted a quorum for the transaction of business.

Summarized below are the results of the matters submitted to a vote at the Meeting. All nine (9) proposals (the “Proposals”) were approved by the Company’s shareholders.

Matter		For	Against	Abstain

●	Proposal 1 - The Business Combination Proposal - To approve by ordinary resolution, the transactions contemplated by the Merger Agreement, as amended.	9,442,937	293,625	41,000

●	Proposal 2 - The Domestication Proposal - To approve by special resolution that HSAC2 be de-registered in the Cayman Islands pursuant to the Amended and Restated Memorandum and Articles of Association of HSAC2 and the Companies Act (2022 Revision) (As Revised) and be registered by way of continuation as a corporation in the State of Delaware (the “Domestication”).	9,443,337	293,225	41,000

●	Proposal 3 - The Charter Approval Proposal - To approve by special resolution, in connection with the Business Combination, the replacement of the Amended and Restated Memorandum and Articles of Association of HSAC2 with the proposed amended and restated certificate of incorporation of HSAC2, in the form attached to the Proxy Statement/Prospectus as Annex B (the “Proposed Charter”), to be effective upon the consummation of the Domestication.	9,443,337	293,225	41,000

●	Proposal 4 - The Bylaws Approval Proposal - To approve by special resolution, in connection with the Business Combination, the bylaws, in the form attached to the Proxy Statement/Prospectus as Annex C (the “Proposed Bylaws”), to be effective upon consummation of the Domestication.	9,442,337	294,225	41,000

●	Proposal 5 - The Advisory Governance Proposals - To approve by ordinary resolution, on a non-binding advisory basis, certain governance provisions contained in the Proposed Charter, which were presented in accordance with the requirements of the SEC as six separate sub-proposals.

●	Advisory Governance Proposal A - To increase the total number of authorized shares of all classes of capital stock to 350,000,000 shares, consisting of 340,000,000 authorized shares of common stock and 10,000,000 authorized shares of preferred stock.	7,789,559	1,947,003	41,000

●	Advisory Governance Proposal B - To provide that the alteration, amendment or repeal of certain provisions of the Proposed Charter will require the affirmative vote of the holders of at least 66-2/3% of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class.	8,459,930	1,276,632	41,000

Matter		For	Against	Abstain

●	Advisory Governance Proposal C - To provide that the alteration, amendment or repeal of the Proposed Bylaws will require the affirmative vote of the holders of at least 66-2/3% of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class.	8,459,930	1,276,632	41,000

●	Advisory Governance Proposal D - To provide that stockholders will not be permitted to act by written consent in lieu of holding a meeting of stockholders.	8,514,853	1,221,709	41,000

●	Advisory Governance Proposal E - To provide for certain additional changes, including, among other things, (i) adopting Delaware as the exclusive forum for certain stockholder litigation and the federal district courts of the United States as the exclusive forum for certain other stockholder litigation in each case unless New Orchestra expressly consents in writing to the selection of an alternative forum and (ii) removing certain provisions related to HSAC2’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which HSAC2’s board of directors believe are necessary to adequately address the needs of New Orchestra after the Business Combination.	8,325,943	1,410,619	41,000

●	Advisory Governance Proposal F - To change the post-Business Combination corporate name from “Health Sciences Acquisitions Corporation 2” to “Orchestra BioMed Holdings, Inc.”.	9,442,937	293,625	41,000

Matter		For	Against	Abstain

●	Proposal 6 - The Nasdaq Proposal - To approve by ordinary resolution for purposes of complying with applicable listing rules of the Nasdaq Capital Market, the issuance by New Orchestra of shares of common stock, par value US$0.0001 per share, to equity holders of Orchestra.	9,442,937	293,625	41,000

●	Proposal 7 - The Director Election Proposal - To approve by ordinary resolution the election of Eric A. Rose, M.D., Jason Aryeh, Pamela Y. Connealy, Geoffrey W. Smith, David P. Hochman, Darren R. Sherman and Eric S. Fain, M.D. to serve staggered terms on New Orchestra’s board of directors until the 2023, 2024 and 2025 annual meetings of stockholders, as applicable, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

	Eric A. Rose, M.D	9,705,289	31,273	41,000

	Jason Aryeh	9,705,064	31,273	41,225

	Pamela Y. Connealy	9,705,064	31,273	41,225

	Geoffrey W. Smith	9,705,064	31,273	41,225

	David P. Hochman	9,705,064	31,273	41,225

	Darren R. Sherman	9,705,064	31,273	41,225

	Eric S. Fain, M.D.	9,705,289	31,273	41,000

●	Proposal 8 - The Equity Incentive Plan Proposal - To approve by ordinary resolution the Equity Incentive Plan, in the form attached to the Proxy Statement/Prospectus as Annex D, to be effective upon consummation of the Business Combination.	8,714,518	1,021,819	41,225

●	Proposal 9 - The Adjournment Proposal - To approve by ordinary resolution the adjournment of the Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event HSAC2 does not receive the requisite shareholder vote to approve the Proposals.	8,708,143	1,018,419	51,000

Item 8.01 Other Events

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the closing date of the Business Combination is anticipated to be in January 2023.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about our ability to complete our initial business combination; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; the delisting of our securities from Nasdaq or an inability to have our securities listed on Nasdaq following a business combination; the potential liquidity and trading of our securities; and the lack of a market for our securities. Factors that can affect future results include, but are not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws and/or if and when management knows or has a reasonable basis on which to conclude that previously disclosed projections are no longer reasonably attainable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2023	Health sciences acquisitions corporation 2

	By:	/s/ Roderick Wong
		Name:	Roderick Wong, M.D.
		Title:	Chief Executive Officer